The Royce Fund

Supplement to the Consultant, R, and K Class Shares Prospectus Dated May 1, 2015

Royce Global Value Fund

 The shareholders of Royce Global Value Fund recently approved the fund reorganization described below.

Target Fund	Acquiring Fund
Royce Global Value Fund, a series of The Royce Fund	Royce International Premier Fund, a series of The Royce Fund

Pursuant to this proposal, the assets and liabilities of the Target Fund will be exchanged for shares of the Acquiring Fund and shareholders of the Target Fund will become shareholders of the Acquiring Fund. No sales charges or redemption fees will be imposed in connection with the reorganization. The Acquiring Fund shares to be received by Target Fund shareholders in the reorganization will be of the same class and will be equal in value to the Target Fund shares held by such shareholders immediately prior to the reorganization. The completion of the reorganization transaction remains subject to the satisfaction of certain customary closing conditions, including the receipt of an opinion of special tax counsel to the effect that the reorganization transaction will not result in any adverse federal income tax consequences to the Acquiring Fund, the Target Fund, or their respective shareholders.

Effective as of the close of business on January 25, 2016, the Target Fund will be closed to all purchases and all exchanges into that Fund. It is currently expected that the reorganization will be completed in February of 2016.

January 22, 2016

REORG-CRK-0116